THE PHOENIX-ENGEMANN FUNDS

    Supplement dated January 10, 2000 to Statement of Additional Information
                 dated May 1, 1999, as supplemented July 9, 1999
                   and September 2, 1999 and October 29, 1999


The disclosure contained in the Statement of Additional Information dated May 1, 1999 is hereby supplemented as described below.

    Under the heading "Portfolio Transactions and Brokerage," insert the following paragraph as the last paragraph on page 13:

        The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.



INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 2011B/PSC (01/00)